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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-5574 and 333-30914.

                                                  /s/Arthur Andersen LLP

Philadelphia, Pennsylvania
November 6, 2000